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Exhibit 10.40


                     AMENDMENT No. 1 TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT


             This Amendment No. 1 to the Debtor-In-Possession Credit Agreement is dated as of July 30, 1996 (the "Amendment") and entered into by and among Wherehouse Entertainment, Inc., a Delaware corporation, as debtor and debtor-in-possession (the "Borrower"), WEI Holdings, Inc., a Delaware corporation, as debtor and debtor-in-possession ("Holdings"), the lenders from time to time parties to the Credit Agreement (as hereinafter defined) as amended hereby (the "Lenders"), and Bankers Trust Company, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").


                                    RECITALS

             WHEREAS, the Borrower, Holdings, the Agent and the Lenders are parties to the Debtor-in-Possession Credit Agreement dated as of September 25, 1995 (the "Credit Agreement") under which the Lenders provide a revolving credit facility (including a letter of credit subfacility) to the Borrower in accordance with and on the terms and conditions set forth therein; and

             WHEREAS, the Borrower has requested that the Lenders amend certain covenants in the Credit Agreement and the Lenders are willing to do so under the terms and on the conditions set forth herein;

             NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants contained herein, the parties hereto agree as follows:

Section 1.   DEFINED TERMS

             Unless otherwise defined in this Amendment, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.


Section 2.   AMENDMENT TO CREDIT AGREEMENT

Section 6.6A of the Credit Agreement is hereby amended and restated in its entirety as follows:

     Section 6.6 Financial Covenants

     A.   Minimum Consolidated Adjusted EBITDAV

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     Holdings and Borrower shall not permit Consolidated Adjusted EBITDAV as of the last day of each of the Fiscal Quarters shown below for the applicable Fiscal Quarter ended on such date to be less than the correlative amount indicated:

                                   Minimum Consolidated
     Fiscal Quarter                Adjusted EBITDAV
     --------------                ---------------------
     FISCAL YEAR 1996
     Third Fiscal Quarter              ($3,000,000)
     Fourth Fiscal Quarter               6,300,000

     FISCAL YEAR 1997
     First Fiscal Quarter                1,100,000
     Second Fiscal Quarter              (2,000,000)
     Third Fiscal Quarter               (1,500,000)
     Fourth Fiscal Quarter               4,000,000

     FISCAL YEAR 1998
     First Fiscal Quarter                  500,000
     Second Fiscal Quarter                 500,000

Section 3.   REPRESENTATIONS AND WARRANTIES

             Each of the Borrower and Holdings represents and warrants that:

             (a) the execution and delivery of this Amendment by such Loan Party (i) have been duly authorized by all necessary corporate action of such Loan Party; (ii) have been duly authorized by the Court; and (iii) will not (A) violate any provision of law applicable to Holdings or any of its Subsidiaries, or any order, judgement or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, or (B) conflict with, result in a breach of, constitute (with due notice or lapse of time or both) a default under, any Contractual Obligation of Holdings or any of its Subsidiaries (performance or enforceability of which has not been excused by the Bankruptcy Code or an applicable order of the Court); and

             (b) after giving effect to this Amendment, (i) the representations and warranties of each Loan Party contained in the Credit Agreement and in each other Loan Document are true, correct and complete in all material respects as if made on and as of the date of execution of this Amendment except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; and (ii) no POTENTIAL EVENT OF DEFAULT OR EVENT OF DEFAULT has occurred and is continuing.

Section 4.   EFFECTIVENESS

             (a) This Amendment shall become effective as of July 30, 1996 when this Amendment has been executed by the parties hereto and the Agent has received the following:

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                 (i)     a counterpart of this Amendment executed by the parties
hereto;

                 (ii) an arrangement fee in the amount of $75,000 for distribution (as appropriate) to the Lenders and the Agent;

                 (iii) (A) payment of all reasonable fees, expenses and reimbursements of counsel to the Agent, not to exceed $10,000, incurred by the Agent in connection with the preparation and execution of this Amendment, and
(B) all other reasonable fees, expenses and reimbursements due and payable to the Agent and the Lenders under the Credit Agreement; and

                 (iv) a copy of an order approving the Amendment, entered by the Court and such order shall be in full force and effect and shall not be stayed.

             (b) Upon the effectiveness of this Amendment (i) each reference in the Credit Agreement to "this Agreement", "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in each other Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

             (c) Except as specifically amended above, the Credit Agreement shall remain in full force and effect.

             (d) The execution, delivery, and effectiveness of this Amendment shall not operate as a wavier of any right, power, or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or any of the other Loan Documents, nor constitute a wavier of any provision of any of the Loan Documents.

Section 5.   MISCELLANEOUS

             (a) This Amendment may be executed in separate counterparts by the different parties hereto, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

             (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

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             IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers on August 23, 1996.


                              WHEREHOUSE ENTERTAINMENT, INC.,
                              As debtor and debtor-in-possession


                              By:   /s/ Henry Del Castillo
                                   ---------------------------------------------

                              Title:    CFO
                                      ------------------------------------------

                              WEI HOLDINGS, INC.,
                              As debtor and debtor-in-possession


                              By:  /s/ Henry Del Castillo
                                   ---------------------------------------------

                              Title:   CFO
                                      ------------------------------------------

                              BANKERS TRUST COMPANY,
                              Individually and as Agent

                              By:  /s/

                              Title: